N-CSRS Exhibit for Item 12(a)(2): SECTION 302 CERTIFICATIONS	EX-99.CERT

I, Michael Latham, certify that:

1.	I have reviewed this report on Form N-CSRS for the following fifty-three series of iShares Trust: iShares Core MSCI EAFE ETF, iShares Core MSCI Total International Stock ETF, iShares FTSE China (HK Listed) Index Fund, iShares FTSE China 25 Index Fund, iShares FTSE Developed Small Cap ex-North America Index Fund, iShares Morningstar Multi-Asset Income Index Fund, iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund, iShares MSCI ACWI ex US Consumer Staples Sector Index Fund, iShares MSCI ACWI ex US Energy Sector Index Fund, iShares MSCI ACWI ex US Financials Sector Index Fund, iShares MSCI ACWI ex US Health Care Sector Index Fund, iShares MSCI ACWI ex US Index Fund, iShares MSCI ACWI ex US Industrials Sector Index Fund, iShares MSCI ACWI ex US Information Technology Sector Index Fund, iShares MSCI ACWI ex US Materials Sector Index Fund, iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund, iShares MSCI ACWI ex US Utilities Sector Index Fund, iShares MSCI ACWI Index Fund, iShares MSCI All Country Asia ex Japan Index Fund, iShares MSCI All Country Asia ex Japan Small Cap Index Fund, iShares MSCI All Country Asia Information Technology Index Fund, iShares MSCI EAFE Growth Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Minimum Volatility Index Fund, iShares MSCI EAFE Small Cap Index Fund, iShares MSCI EAFE Value Index Fund, iShares MSCI Emerging Markets Financials Sector Index Fund, iShares MSCI Emerging Markets Materials Sector Index Fund, iShares MSCI Europe Financials Sector Index Fund, iShares MSCI Far East Financials Sector Index Fund, iShares MSCI Kokusai Index Fund, iShares MSCI USA Minimum Volatility Index Fund, iShares NYSE 100 Index Fund, iShares NYSE Composite Index Fund, iShares PHLX SOX Semiconductor Sector Index Fund, iShares S&P Aggressive Allocation Fund, iShares S&P Conservative Allocation Fund, iShares S&P Growth Allocation Fund, iShares S&P Moderate Allocation Fund, iShares S&P North American Natural Resources Sector Index Fund, iShares S&P North American Technology Sector Index Fund, iShares S&P North American Technology-Multimedia Networking Index Fund, iShares S&P North American Technology-Software Index Fund, iShares S&P Target Date 2010 Index Fund, iShares S&P Target Date 2015 Index Fund, iShares S&P Target Date 2020 Index Fund, iShares S&P Target Date 2025 Index Fund, iShares S&P Target Date 2030 Index Fund, iShares S&P Target Date 2035 Index Fund, iShares S&P Target Date 2040 Index Fund, iShares S&P Target Date 2045 Index Fund, iShares S&P Target Date 2050 Index Fund and iShares S&P Target Date Retirement Income Index Fund;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in this report;

4.	The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)	Disclosed in this report any change in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.	The Registrant’s other certifying officer and I have disclosed to the Registrant’s auditors and the audit committee of the Registrant’s board of trustees (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.

Date: March 27, 2013	/s/ Michael Latham	President (Principal Executive Officer)
	Michael Latham [Signature]	[Title]

N-CSRS Exhibit for Item 12(a)(2): SECTION 302 CERTIFICATIONS	EX-99.CERT

I, Jack Gee, certify that:

1.	I have reviewed this report on Form N-CSRS for the following fifty-three series of iShares Trust: iShares Core MSCI EAFE ETF, iShares Core MSCI Total International Stock ETF, iShares FTSE China (HK Listed) Index Fund, iShares FTSE China 25 Index Fund, iShares FTSE Developed Small Cap ex-North America Index Fund, iShares Morningstar Multi-Asset Income Index Fund, iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund, iShares MSCI ACWI ex US Consumer Staples Sector Index Fund, iShares MSCI ACWI ex US Energy Sector Index Fund, iShares MSCI ACWI ex US Financials Sector Index Fund, iShares MSCI ACWI ex US Health Care Sector Index Fund, iShares MSCI ACWI ex US Index Fund, iShares MSCI ACWI ex US Industrials Sector Index Fund, iShares MSCI ACWI ex US Information Technology Sector Index Fund, iShares MSCI ACWI ex US Materials Sector Index Fund, iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund, iShares MSCI ACWI ex US Utilities Sector Index Fund, iShares MSCI ACWI Index Fund, iShares MSCI All Country Asia ex Japan Index Fund, iShares MSCI All Country Asia ex Japan Small Cap Index Fund, iShares MSCI All Country Asia Information Technology Index Fund, iShares MSCI EAFE Growth Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Minimum Volatility Index Fund, iShares MSCI EAFE Small Cap Index Fund, iShares MSCI EAFE Value Index Fund, iShares MSCI Emerging Markets Financials Sector Index Fund, iShares MSCI Emerging Markets Materials Sector Index Fund, iShares MSCI Europe Financials Sector Index Fund, iShares MSCI Far East Financials Sector Index Fund, iShares MSCI Kokusai Index Fund, iShares MSCI USA Minimum Volatility Index Fund, iShares NYSE 100 Index Fund, iShares NYSE Composite Index Fund, iShares PHLX SOX Semiconductor Sector Index Fund, iShares S&P Aggressive Allocation Fund, iShares S&P Conservative Allocation Fund, iShares S&P Growth Allocation Fund, iShares S&P Moderate Allocation Fund, iShares S&P North American Natural Resources Sector Index Fund, iShares S&P North American Technology Sector Index Fund, iShares S&P North American Technology-Multimedia Networking Index Fund, iShares S&P North American Technology-Software Index Fund, iShares S&P Target Date 2010 Index Fund, iShares S&P Target Date 2015 Index Fund, iShares S&P Target Date 2020 Index Fund, iShares S&P Target Date 2025 Index Fund, iShares S&P Target Date 2030 Index Fund, iShares S&P Target Date 2035 Index Fund, iShares S&P Target Date 2040 Index Fund, iShares S&P Target Date 2045 Index Fund, iShares S&P Target Date 2050 Index Fund and iShares S&P Target Date Retirement Income Index Fund;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in this report;

4.	The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)	Disclosed in this report any change in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.	The Registrant’s other certifying officer and I have disclosed to the Registrant’s auditors and the audit committee of the Registrant’s board of trustees (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.

Date: March 27, 2013	/s/ Jack Gee	Treasurer and Chief Financial Officer (Principal Financial Officer)
	Jack Gee [Signature]	[Title]